2nd Extension of the Loan Agreement between DAST GmbH
and Skyflyer Technology GmbH dated December 8, 2006

The loan agreement concluded between DAST GmbH and Skyflyer Technology GmbH on December 8, 2006 is hereby extended until December 31, 2008.

Wegberg, December 31, 2007

DAST GmbH	Skyflyer Technology GmbH
Ausbildungsstätte für Schweisstechnik	Friedrich-List-Allee 10
41844 Wegberg-Wildenrath
Friedrich-List-Allee 10	Tel. 02432/893627
[illegible] Wildenrath	Fax. 02432/899623
Tel. 02432 – 893621
Fax. 02432 - 899623
[signature]	[signature]

(Lender)	(Borrower)